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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated August 15, 1997 appearing on page 39 of Aastrom Biosciences, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1997. We also consent to the reference to us under the heading "Experts."

     /s/  PRICEWATERHOUSECOOPERS LLP
     -------------------------------
          PRICEWATERHOUSECOOPERS LLP


     Bloomingfield Hills, Michigan
     July 27, 1998